SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 1999


                                  EVERCEL, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                  (State or other jurisdiction incorporation)

       0-25411                                           06-1528142
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(Commission File Number)                       (IRS Employer Identification No.)

2 Lee Mac Avenue, Danbury, Connecticut                             06810
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(Address of principal executive offices)                         (Zip Code)

                                 (203)825-3900
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              (Registrant's telephone number, including area code)

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ITEM 8.   CHANGE IN FISCAL YEAR.

         Pursuant to a resolution adopted by the Board of Directors of the Registrant on October 6, 1999, the Registrant has determined to change its fiscal year end from October 31 to December 31. The Registrant intends to file an annual report on Form 10-KSB for the fiscal year ending on October 31, 1999. A report covering the transition period from November 1, 1999 through December 31, 1999 is intended to be filed on a subsequent Form 10-KSB.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EVERCEL, INC.

Date:   October 13, 1999                      By: /s/ Joseph G. Mahler
                                                  _______________________
                                                  Joseph G. Mahler
                                                  Acting Chief Financial Officer